Exhibit 8.1

Tenaris – List of subsidiaries of Tenaris S.A.

Principal subsidiaries

The following is a list of the Company’s subsidiaries and its direct and indirect percentage of ownership of each controlled company at December 31, 2006, 2005 and 2004.

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2006	2005	2004
Algoma Tubes Inc.	Canada	Manufacturing of seamless steel pipes	100%	100%	100%
Autoabastecedora de Gas Natural Bruno Pagliai S.A. de C.V. (b)	Mexico	Trading of energy	100%	—	—
Colmena Conduit Ltda (b) (l)	Colombia	Manufacturing of welded steel pipes	100%	—	—
Confab Industrial S.A. and subsidiaries (c)	Brazil	Manufacturing of welded steel pipes and capital goods	39%	39%	39%
Dalmine Energie S.p.A. (h) (j)	Italy	Trading of energy	—	100%	100%
Dalmine Holding B.V. and subsidiaries	Netherlands	Holding company	99%	99%	99%
Dalmine S.p.A.	Italy	Manufacturing of seamless steel pipes	99%	99%	99%
Energy Network S.R.L. (a)	Romania	Trading of energy	95%	100%	—
Exiros S.A.	Uruguay	Procurement services for industrial companies	100%	100%	100%
Information Systems and Technologies N.V.	Netherlands	Software development and maintenance	75%	75%	75%
Information Systems and Technologies S.A. (d)	Argentina	Software development and maintenance	100%	100%	100%
Inmobiliaria Tamsa S.A. de C.V.	Mexico	Leasing of real estate	100%	100%	100%
Insirger S.A. and subsidiaries (g)	Argentina	Electric power generation	—	—	100%
Intermetal Com SRL	Romania	Marketing of Scrap and other raw materials	100%	100%	100%
Inversiones Berna S.A. (a)	Chile	Financial company	100%	100%	—
Inversiones Lucerna S.A. (a)	Chile	Financial company	82%	82%	—
Invertub S.A. and subsidiaries (g)	Argentina	Holding Company	—	—	100%
Lomond Holdings B.V. and subsidiaries (k)	Netherlands	Procurement services for industrial companies	—	100%	100%
Matesi, Materiales Siderurgicos S.A. (a)	Venezuela	Production of hot briquetted iron (HBI)	50%	50%	50%
Maverick Tube Corporation and subsidiaries (b)	U.S.A.	Manufacturing of welded steel pipes	100%	—	—
Maverick Tube, L.P. (b) (l)	U.S.A.	Manufacturing of welded steel pipes	100%	—	—

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2006	2005	2004

Metalcentro S.A. (i)	Argentina	Manufacturing of pipe-end protectors and lateral impact tubes	—	100%	100%

Metalmecánica S.A.	Argentina	Manufacturing of steel products for oil extraction	100%	100%	100%

NKK Tubes K.K.	Japan	Manufacturing of seamless steel pipes	51%	51%	51%

Operadora Eléctrica S.A. (e)	Argentina	Electric power generation	100%	100%	100%

Quality Tubes (UK) Ltd. (h)	United Kingdom	Marketing of steel products	100%	100%	100%

Precision Tube Technology, L.P. (b) (l)	U.S.A.	Manufacturing of welded steel pipes	100%	—	—

Prudential Steel Ltd. (b) (l)	Canada	Manufacturing of welded steel pipes	100%	—	—

S.C. Donasid (a)	Romania	Manufacturing of steel products	99%	99%	—

S.C. Silcotub S.A.	Romania	Manufacturing of seamless steel pipes	97%	85%	85%

Seacat, L.P. (b) (l)	U.S.A.	Manufacturing of welded steel pipes	100%	—	—

Scrapservice S.A.	Argentina	Processing of scrap	75%	75%	75%

Servicios Generales TenarisTamsa S.A. de C.V. (f)	Mexico	Handling and maintenance of steel pipes	100%	100%	100%

Siat S.A.	Argentina	Manufacturing of welded steel pipes	82%	82%	82%

Siderca International A.p.S.	Denmark	Holding company	100%	100%	100%

Siderca S.A.I.C.	Argentina	Manufacturing of seamless steel pipes	100%	100%	100%

Siderestiba S.A. (m)	Argentina	Logistics	—	99%	99%

Sidtam Limited	B.V.I.	Holding company	100%	100%	100%

Siprofer A.G. (a)	Switzerland	Holding company	100%	100%	—

SO.PAR.FI Dalmine Holding S.A.	Luxembourg	Holding company	99%	99%	99%

Sociedad Industrial Puntana S.A.	Argentina	Manufacturing of steel products	100%	100%	100%

Socominter S.A.	Venezuela	Marketing of steel products	100%	100%	100%

Socominter Ltda.	Chile	Marketing of steel products	100%	100%	100%

Talta – Trading e Marketing Lda.	Madeira	Holding Company	100%	100%	100%

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2006	2005	2004

Tamdel LLC and subsidiaries (f)	Mexico	Holding company	100%	100%	100%

Tamser S.A. de C.V. (f)	Mexico	Marketing of scrap	100%	100%	100%

Tamsider LLC	U.S.A.	Holding company	100%	100%	100%

Tamsider S.A. de C.V. and subsidiaries (g)	Mexico	Promotion and organization of steel-related companies and marketing of steel products	—	—	100%

Tamtrade S.A.de C.V. (g)	Mexico	Marketing of steel products	—	—	100%

Techint Investment Netherlands B.V.	Netherlands	Holding company	100%	100%	100%

Tenaris Autopartes S.A. de C.V.	México	Manufacturing of supplies for the automotive industry	100%	100%	100%

Tenaris Confab Hastes de Bombeio S.A.	Brazil	Manufacturing of steel products for oil extraction	70%	70%	70%

Tenaris Connections A.G. and subsidiaries	Liechtenstein	Ownership and licensing of steel technology	100%	100%	100%

Tenaris Financial Services S.A.	Uruguay	Financial Services	100%	100%	100%

Tenaris Fittings S.A. de C.V. (previously Empresas Riga S.A. de C.V.)	Mexico	Manufacturing of welded fittings for seamless steel pipes	100%	100%	100%

Tenaris Global Services B.V.	Netherlands	Sales agent of steel products	100%	100%	100%

Tenaris Global Services (B.V.I.) Ltd.	B.V.I.	Holding company	100%	100%	100%

Tenaris Global Services (Canada) Inc.	Canada	Marketing of steel products	100%	100%	100%

Tenaris Global Services de Bolivia S.R.L.	Bolivia	Marketing of steel products	100%	100%	100%

Tenaris Global Services Ecuador S.A.	Ecuador	Marketing of steel products	100%	100%	100%

Tenaris Global Services (Egypt) Ltd. (a)	Egypt	Marketing of steel products	100%	100%	—

Tenaris Global Services Far East Pte. Ltd.	Singapore	Marketing of steel products	100%	100%	100%

Tenaris Global Services (Japan) K.K.	Japan	Marketing of steel products	100%	100%	100%

Tenaris Global Services (Kazakhstan ) LLP	Kazakhstan	Marketing of steel products	100%	100%	100%

Tenaris Global Services Korea	Korea	Marketing of steel products	100%	100%	100%

Tenaris Global Services LLC	U.S.A.	Sales agent of steel products	100%	100%	100%

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2006	2005	2004

Tenaris Global Services Nigeria Ltd.	Nigeria	Marketing of steel products	100%	100%	100%

Tenaris Global Services Norway AS	Norway	Marketing of steel products	100%	100%	100%

Tenaris Global Services (Panama) S.A.	Panama	Marketing of steel products	100%	100%	100%

Tenaris Global Services S.A.	Uruguay	Holding company and marketing of steel products	100%	100%	100%

Tenaris Global Services (UK) Ltd.	United Kingdom	Marketing of steel products	100%	100%	100%

Tenaris Global Services (U.S.A.) Corporation	U.S.A.	Marketing of steel products	100%	100%	100%

Tenaris Investments Ltd.	Ireland	Holding company	100%	100%	100%

Tenaris Qingdao Steel Pipes Ltd. (a)	China	Manufacturing of steel pipes and connections	100%	100%	—

Tenaris Supply Chain Services S.A. (b)	Argentina	Data administration services	98%	—	—

Tenaris West Africa Ltd.	United Kingdom	Finishing of steel pipes	100%	100%	100%

Texas Pipe Threaders Co.	U.S.A.	Finishing and marketing of steel pipes	100%	100%	100%

Tubman Holdings (Gibraltar) LLP	Gibraltar	Holding company	100%	100%	100%

Tubman International Ltd.	Gibraltar	Holding company	100%	100%	100%

Tubos de Acero de México S.A.	Mexico	Manufacturing of seamless steel pipes	100%	100%	100%

Tubos de Acero de Venezuela S.A.	Venezuela	Manufacturing of seamless steel pipes	70%	70%	70%

Tubos del Caribe Ltda. (b) (l)	Colombia	Manufacturing of welded steel pipes	100%	—	—

(a)	Incorporated or acquired during 2005.
(b)	Incorporated or acquired during 2006.
(c)	Tenaris holds 99% of the voting shares of Confab Industrial S.A. and has, directly or indirectly, the majority of voting rights in all of its subsidiaries.
(d)	Included in December 2004 as “Invertub S.A. and subsidiaries”.
(e)	Included in December 2004 as “Insirger S.A. and subsidiaries”.
(f)	Included in December 2004 as “Tamsider S.A. de C.V. and subsidiaries”.
(g)	Merged during 2005.
(h)	Included in December 2004 as “Dalmine Holding B.V. and subsidiaries”.
(i)	Merged during 2006.
(j)	Tenaris sold 75% of Dalmine Energie S.p.A. during 2006.
(k)	Tenaris sold 50% of Lomond Holdings B.V. during 2006 to a subsidiary of Ternium.
(l)	Subsidiary of Maverick Tube Corporation.
(m)	Sold during 2006.